UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 6, 2015

REMARK MEDIA, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-33720	33-1135689
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3930 Howard Hughes Parkway, Suite 400, Las Vegas, Nevada		89169
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (702) 701-9514

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

An account of a conversation with the Chief Executive Officer of Remark Media, Inc. (the “Company”) was posted on the Seeking Alpha website on December 27, 2014 (the “Article”).  Among the topics covered in the Article was the Company’s progress with respect to “Project Kankan”.  Project Kankan is a code name used by the Company, in addition to “Project Dragon”, for a social media app that the Company is developing initially to link all major Chinese social media networks (e.g., Tencent QQ, Sina Weibo, Instagram, DaZhong DianPing, Douban) from a front end and back end perspective (“Kankan”).  The Company first disclosed the existence of Kankan and its development status in the Company’s Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission (the “SEC”) on November 14, 2014.  The Company is filing this Current Report on Form 8-K to clarify and correct certain statements with respect to Kankan that were attributed to the Company’s Chief Executive Officer.

The Company is continuing to develop Kankan and expects to launch the app in China within the next 90 days, with a plan to expand globally thereafter.  Although the Company is developing Kankan to work with all major Chinese social media networks and may consider a corporate or strategic partnership with respect to Kankan with one or more of such networks given the right opportunity, the Company has not entered into any definitive agreement to date.

The Company intends to provide further updates regarding the status of Kankan as it deems appropriate in press releases and as required in the Company’s periodic reports to be filed with the SEC.

Forward Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995.  This information may involve known and unknown risks, uncertainties and other factors that may cause the Company’s actual results, performance or achievements to be materially different than the future results, performance or achievements expressed or implied by any forward-looking statements.  Forward-looking statements, which involve assumptions and describe the Company’s future plans, strategies and expectations, are generally identifiable by use of the words “may,” “should,” “expect,” “anticipate,” “estimate,” “believe,” “intend” or “project” or the negative of these words or other variations on these words or comparable terminology.  Actual events or results may differ materially from those discussed in forward-looking statements as a result of various factors, including, without limitation, the risks outlined under “Risk Factors” in the Company’s Annual Report on Form 10-K filed with the SEC on March 31, 2014, as amended on April 7, 2014.  In light of these risks and uncertainties, there can be no assurance that the forward-looking statements contained herein will in fact be accurate.  Further, the Company does not undertake any obligation to publicly update any forward-looking statements.  As a result, you should not place undue reliance on these forward-looking statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REMARK MEDIA, INC.

Dated: January 6, 2015	By:	/s/ Douglas Osrow
Name: Douglas Osrow
Title: Chief Financial Officer